--------------------------------------------------------------------------------






                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 5, 2005
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





--------------------------------------------------------------------------------

Item  8.01  Other Events

On December 5, 2005, General Motors Acceptance Corporation (GMAC) issued a press release announcing an agreement to sell up to $20 billion of U.S. automotive retail assets to Scotia Capital over five years. The press release is attached hereto as an exhibit.

Item 9.01  Financial Statements and Exhibits

Exhibit      Description                Method of Filing
--------------------------------------------------------
99.1         Press Release              Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        December 6, 2005       /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        December 6, 2005       /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller